UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2025

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
Recent Developments
In September 2025, Better Home & Finance Holding Company (“Better” or the “Company”) executed two agreements that the Company expects will materially increase its monthly loan volume.
The first agreement is a partnership with one of the top five U.S. personal financial services platforms, which serves over 50 million customers. Under this arrangement, the partner will offer mortgage financing products to its customer base through Better’s Tinman® AI platform. As the loan originator, Better expects this initiative will necessitate a significant increase in warehouse line capital to support growth in monthly loan production.
The second agreement is with one of the top five non-bank mortgage originators in the U.S., which will utilize Better’s Tinman® AI platform to originate HELOCs and HELOANs for its customer base and mortgage servicing rights (MSR) portfolio.
Better expects to provide additional details about these partnerships following their commercial launch. Better’s current warehouse facilities total $575 million of monthly capacity, with advance rates ranging from 85% to 98% depending on the product financed. To support anticipated growth, and as further described below, Better is implementing a $75 million “at-the-market” program (the “ATM Program”) for sales of shares of its Class A common stock, par value $0.0001 per share (the “Shares”), which sales, if completed, are expected to significantly increase Better’s warehouse line capacity.
If the entire $75 million available under the ATM Program is sold, the ATM Program is expected to provide sufficient funding to scale monthly originations from approximately $500 million today to as much as $2.0 billion per month.
At-the-Market Offering Program
On September 26, 2025, the Company implemented the ATM Program for sales of the Shares by entering into separate sales agreements (each, a “Sales Agreement” and collectively, the “Sales Agreements”) with each of Cantor Fitzgerald & Co. and BTIG, LLC (each an “Agent” and collectively, the “Agents”). Under the terms of the Sales Agreements, the Company may offer and sell Shares having an aggregate offering price of up to $75 million from time to time, in “at-the-market offerings” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), through the Agents as sale agents or as principals. The Company intends to use the net proceeds from the sale of the Shares for general corporate purposes.
Sales of the Shares, if any, will be made at prevailing market prices at the time of sale, or as otherwise agreed with the Agents. Each Agent will receive a commission from the Company equal to 2.0% of the gross sales price of all Shares sold through it as Agent under the applicable Sales Agreement. Any Shares will be issued pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-287335) (as amended, the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on June 6, 2025, as supplemented by the prospectus supplement, dated September 26, 2025.
The Company is not obligated to sell, and the Agents are not obligated to buy or sell, any Shares under the Sales Agreements, and no assurance can be given that the Company will sell any such Shares, or, if it does, as to the price or amount of Shares that it sells or the dates when such sales will take place. Under the Sales Agreements, the Company has agreed to indemnify the Agents against certain liabilities, including under the Securities Act, or to contribute to payments that the Agents may be required to make because of such liabilities.
The foregoing description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Sales Agreements. A copy of the form of the Sales Agreements and the opinion of Jones Day relating to the validity of the Shares that may be issued and sold pursuant to the Sales

Agreements are attached hereto as Exhibit 1.1 and Exhibit 5.1, respectively, and are incorporated by reference herein and in the Registration Statement.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit	Description
1.1	Form of Sales Agreement, dated September 26, 2025
5.1	Opinion of Jones Day
23.1	Consent of Opinion of Jones Day (included in its opinion filed as Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements herein that are not historical fact should be considered forward-looking statements, including, without limitation, statements and expectations regarding future monthly loan volume, increases in warehouse line capital, anticipated growth, and potential sales and proceeds in connection with the Company’s ATM Program. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are inherently subject to risks and uncertainties which could cause actual future events to differ materially from those expressed or implied by the forward-looking statements in this communication. These risks and uncertainties include: our ability to operate under and maintain or improve our business model; the effect of interest rates on our business, results of operations, and financial condition; our ability to expand our customer base, grow market share in our existing markets and enter into new markets; our ability to respond to general economic conditions, particularly elevated interest rates and lower home sales and refinancing activity; our ability to restore our growth and our expectations regarding the development and long-term expansion of our business; our ability to comply with laws and regulations related to the operation of our business, including any changes to such laws and regulations; our ability to achieve and maintain profitability in the future; our ability and requirements to raise additional financing in the future; our estimates regarding expenses, future revenue, capital and additional financing requirements; our ability to maintain, expand and be successful in our strategic relationships with third parties; our ability to remediate existing material weaknesses and implement and maintain an effective system of internal controls over financial reporting; our ability to develop new products, features and functionality that meet market needs and achieve market acceptance; our ability to retain, identify and hire individuals for the roles we seek to fill and staff our operations appropriately; the involvement of our CEO in litigation related to prior business activities, our business activities and associated negative media coverage; our ability to recruit and retain additional directors, members of senior management and other team members, including our ability in general, and our CEO’s ability in particular, to maintain an experienced executive team; our ability to successfully manage our international and banking operations our ability to maintain and improve morale and workplace culture and respond effectively to the effects of negative media coverage; and our ability to maintain, protect, assert and enhance our intellectual property rights. More information on these risks and other important factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price are discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is available, free of charge, at the SEC’s website at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for Better to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Better undertakes no obligation, except as required by law, to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: September 29, 2025	By:	/s/ Kevin Ryan
	Name:	Kevin Ryan
	Title:	Chief Financial Officer